                                                                  Exhibit 99b
                                                           Form 10-K for 1995
                                                              File No. 1-8609





                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                  FORM 11-K



                                ANNUAL REPORT



                       Pursuant to Section 15(d) of the
                       Securities Exchange Act of 1934



                 For the Fiscal Year Ended December 31, 1995



                        Commission File Number 1-8609



                                  ----------



                            PACIFIC TELESIS GROUP
      SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN FOR NONSALARIED EMPLOYEES



                                  ----------



                            PACIFIC TELESIS GROUP




              130 Kearny Street, San Francisco, California 94108

                              TABLE OF CONTENTS

                                 Description
                                 -----------

  Item                                                                   Page
  -----                                                                  ----


    1.  Financial Statements and Exhibits . . . . . . . . . . . . . . .    1

Item 1.  Financial Statements and Exhibits

         (a) Financial Statements of the Plan included herein:

             Report of Independent Accountants

                Financial Statements:

                   Statements of Net Assets Available for Benefits with Fund Information - December 31, 1995 and 1994

                   Statements of Changes in Net Assets Available for Benefits with Fund Information For the Years Ended December 31, 1995, 1994 and 1993

                   Notes to Financial Statements

                Schedules:

                   Schedule of Assets Held for Investment Purposes

                   Schedule of Reportable Transactions

                   Other  schedules  are  omitted  because   the  information
                   required is contained in the Financial Statements.

         (b) Exhibits:

             None

                      REPORT OF INDEPENDENT ACCOUNTANTS

Savings Plans Committee
Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees:

We have audited the accompanying statements of net assets available for benefits with fund information of the Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees as of December 31, 1995 and 1994, and the related statements of changes in net assets available for benefits with fund information for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits with fund information of the Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees at December 31, 1995 and 1994, and the changes in net assets available for benefits with fund information for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedules of assets held for investment purposes and reportable transactions as of December 31, 1995 are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statement of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



San Francisco, California
May 17, 1996

                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                          December 31, 1995
                                                       (Dollars in thousands)
                                                                                   Company     AirTouch    Interest
                                                                                    Stock        Stock      Income      Equity
      ASSETS:                                                                       Fund         Fund        Fund        Fund
                                                                                 ----------- -----------  ----------  ----------
Investments at fair value, except for contracts with insurance companies and banks, which are at contract value
  Pacific Telesis Group common shares                                              $460,264           -           -           -
  AirTouch common shares                                                                  -    $268,833           -           -
  State Street S&P 500 Fund                                                               -           -           -     104,551
  State Street Long Bond Fund                                                             -           -           -           -
  State Street Money Market Fund                                                          -           -           -           -
  State Street Balanced Fund                                                              -           -           -           -
  Contracts with insurance companies and banks                                            -           -    $134,907           -
  Short-term investments                                                              9,916       3,936       8,412       2,302
                                                                                 ----------- -----------  ----------  ----------
    Total Investments                                                               470,180     272,769     143,319     106,853

Employee contributions receivable                                                       211           -           -         124
Dividends and interest receivable                                                     7,507           5         789           2
Receivable for investments sold                                                           -           -           -           -
                                                                                 ----------- -----------  ----------  ----------
    Total Assets                                                                    477,898     272,774     144,108     106,979
                                                                                 ----------- -----------  ----------  ----------
    LIABILITIES:
Fund transfers - net                                                                  3,556         477         255      (2,348)
Payable for investments purchased                                                         -         518           -           -
Fees payable                                                                            149         153          94          27
                                                                                 ----------- -----------  ----------  ----------
    Total Liabilities                                                                 3,705       1,148         349      (2,321)
                                                                                 ----------- -----------  ----------  ----------
Net assets available for benefits                                                  $474,193    $271,626     $143,759   $109,300
                                                                                 =========== ===========  ==========  ==========



                                                                  3









The accompanying notes are an integral part of the financial statements.

                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                          December 31, 1995
                                                       (Dollars in thousands)
                                                                                                Money
                                                                                     Bond       Market     Balanced
      ASSETS:                                                                        Fund        Fund        Fund        Total
                                                                                 -----------  ----------  ----------  ----------
Investments at fair value, except for contracts with insurance companies and banks, which are at contract value
  Pacific Telesis Group common shares                                               $     -     $     -     $     -  $  460,264
  AirTouch common shares                                                                  -           -           -     268,833
  State Street S&P 500 Fund                                                               -           -           -     104,551
  State Street Long Bond Fund                                                        20,587           -           -      20,587
  State Street Money Market Fund                                                          -      43,739           -      43,739
  State Street Balanced Fund                                                              -           -      97,438      97,438
  Contracts with insurance companies and banks                                            -           -           -     134,907
  Short-term investments                                                                570       1,779       2,158      29,073
                                                                                 -----------  ----------  ----------  ----------
    Total Investments                                                                21,157      45,518      99,596   1,159,392

Employee contributions receivable (Forfeiture credits)                                   21          91          87         534
Dividends and interest receivable                                                         -           1           2       8,306
Receivable for investments sold                                                           -         214           -         214
                                                                                 -----------  ----------  ----------  ----------
Total Assets                                                                         21,178      45,824      99,685   1,168,446
                                                                                 -----------  ----------  ----------  ----------
    LIABILITIES:
Fund transfers - net                                                                     (1)       (551)     (1,388)          -
Payable for investments purchased                                                         -         214           -         732
Fees payable                                                                              7          14          33         477
                                                                                 -----------  ----------  ----------  ----------
  Total Liabilities                                                                       6        (323)     (1,355)      1,209
                                                                                 -----------  ----------  ----------  ----------
Net assets available for benefits                                                   $21,172     $46,147    $101,040  $1,167,237
                                                                                 ===========  ==========  ==========  ==========



                                                                  5









The accompanying notes are an integral part of the financial statements.

                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                          December 31, 1994
                                                       (Dollars in thousands)
                                                                      Company      AirTouch    Interest
                                                                       Stock         Stock      Income      Equity
      ASSETS:                                                           Fund         Fund        Fund        Fund
                                                                    -----------  -----------  ----------  ----------
Investments at fair value
  Pacific Telesis Group common shares                                 $393,633            -    $      -    $      -
  AirTouch common shares                                                     -     $317,441           -           -
  State Street S&P 500 Fund                                                  -            -           -           -
  State Street Long Bond Fund                                                -            -           -      57,704
  State Street Money Market Fund                                             -            -           -           -
  State Street Balanced Fund                                                 -            -           -           -
  Contracts with insurance companies and banks                               -            -     140,057           -
  Short-term investments                                                 5,009        3,283      13,211       1,105
                                                                    -----------  -----------  ----------  ----------
    Total Investments                                                  398,642      320,724     153,268      58,809

Employee contributions receivable                                          191          (43)          -          79
Dividends and interest receivable                                        7,545            9         814           1
Receivable for investments sold                                              -            -           -           -
                                                                    -----------  -----------  ----------  ----------
Total Assets                                                           406,378      320,690     154,082      58,889
                                                                    -----------  -----------  ----------  ----------
    LIABILITIES:
Fund transfers - net                                                       605           75          42        (298)
Payable for investments purchased                                            -            -           -           -
Fees payable                                                               153          112          59          24
                                                                    -----------  -----------  ----------  ----------
  Total Liabilities                                                        758          187         101        (274)
                                                                    -----------  -----------  ----------  ----------
Net assets available for benefits                                     $405,620     $320,503    $153,981     $59,163
                                                                    ===========  ===========  ==========  ==========

The accompanying notes are an integral part of the financial statements.

                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                          December 31, 1994
                                                       (Dollars in thousands)
                                                                                                Money
                                                                                     Bond       Market     Balanced
      ASSETS:                                                                        Fund        Fund        Fund        Total
                                                                                 -----------  ----------  ----------  ----------
Investments at fair value
  Pacific Telesis Group common shares                                               $     -     $     -     $     -    $393,633
  AirTouch common shares                                                                  -           -           -     317,441
  State Street S&P 500 Fund                                                               -           -           -      57,704
  State Street Long Bond Fund                                                        14,629           -           -      14,629
  State Street Money Market Fund                                                          -      31,722           -      31,722
  State Street Balanced Fund                                                              -           -      69,572      69,572
  Contracts with insurance companies and banks                                            -           -           -     140,057
  Short-term investments                                                                371       1,647       1,932      26,558
                                                                                 -----------  ----------  ----------  ----------
    Total Investments                                                                15,000      33,369      71,504   1,051,316

Employee contributions receivable (Forfeiture credits)                                   21         346         (28)        566
Dividends and interest receivable                                                         -         148           1       8,518
Receivable for investments sold                                                           -           -           -           -
                                                                                 -----------  ----------  ----------  ----------
Total Assets                                                                         15,021      33,863      71,477   1,060,400
                                                                                 -----------  ----------  ----------  ----------
    LIABILITIES:
Fund transfers - net                                                                     (4)       (226)       (194)          -
Payable for investments purchased                                                         -         147           -         147
Fees payable                                                                              7          12          30         397
                                                                                 -----------  ----------  ----------  ----------
  Total Liabilities                                                                       3         (67)       (164)        544
                                                                                 -----------  ----------  ----------  ----------
Net assets available for benefits                                                   $15,018     $33,930     $71,641  $1,059,856
                                                                                 ===========  ==========  ==========  ==========

The accompanying notes are an integral part of the financial statements.

                                   PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                                                      FOR NONSALARIED EMPLOYEES
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                For the year ended December 31, 1995
                                                       (Dollars in thousands)

                                                                              Company      AirTouch      Interest
                                                                               Stock         Stock        Income         Equity
                                                                                Fund         Fund          Fund           Fund
                                                                            -----------   ----------- ------------     ---------
Net assets available for benefits, January 1, 1995                            $405,620      $320,503      $153,981     $ 59,163
                                                                            -----------   -----------   ----------     ---------
Employee contributions                                                          42,834             2            -        10,864
Investment income:
  Dividends on Pacific Telesis Group common shares                              30,187             -            -             -
  Interest                                                                         199            39        9,773            14
Net appreciation (depreciation) of investments (Note 6)                         68,635       (10,420)           -        23,650
Transfers of participants' balances, net                                       (24,025)       (4,969)      (2,686)       19,766
Transfers to/from other plans, net                                              (1,645)         (360)        (212)        2,966
                                                                            -----------   -----------   ----------     ---------
  Total additions (deductions), net                                            116,185       (15,708)       6,875        57,260

  Less:  Distributions to participants (Note 2)                                 46,934        32,682       16,926         7,036
         Fees                                                                      678           487          171            87
                                                                            -----------    ----------    ---------     ---------
Net increase (decrease)                                                         68,573       (48,877)     (10,222)       50,137
                                                                            -----------    ----------    ---------     ---------
Net assets available for benefits, December 31, 1995                          $474,193      $271,626     $143,759      $109,300
                                                                            ===========   ===========   ==========     =========

The accompanying notes are an integral part of the financial statements.

                                   PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                                                      FOR NONSALARIED EMPLOYEES
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                For the year ended December 31, 1995
                                                       (Dollars in thousands)

                                                                                             Money
                                                                               Bond          Market      Balanced
                                                                               Fund           Fund         Fund          Total
                                                                            -----------    ----------    ---------     ---------
Net assets available for benefits, January 1, 1995                            $ 15,018       $33,930     $ 71,641    $1,059,856
                                                                            -----------   -----------  -----------    ----------
Employee contributions                                                        $  3,188        13,259       11,151        81,298
Investment income:
  Dividends on Pacific Telesis Group common shares                                   -             -            -        30,187
  Interest                                                                           3         2,529           12        12,569
Net appreciation (depreciation) of investments (Note 6)                          2,929             -       18,421       103,215
Transfers of participants' balances, net                                         1,496         3,362        7,056             -
Transfers to/from other plans, net                                                 286           988        2,248         4,271
                                                                            -----------   -----------   ----------     ---------
  Total additions (deductions), net                                              7,902        20,138       38,888       231,540

  Less:  Distributions to participants (Note 2)                                  1,722         7,869        9,397       122,566
         Fees                                                                       26            52           92         1,593
                                                                            -----------   -----------   ----------     ---------
Net increase (decrease)                                                          6,154        12,217       29,399       107,381
                                                                            -----------   -----------   ----------     ---------
Net assets available for benefits, December 31, 1995                           $21,172       $46,147     $101,040    $1,167,237
                                                                            ===========    ==========    =========     =========

The accompanying notes are an integral part of the financial statements.


                                   PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                                                      FOR NONSALARIED EMPLOYEES
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                For the year ended December 31, 1994
                                                       (Dollars in thousands)

                                                                        Company     AirTouch     Interest
                                                                         Stock        Stock       Income      Equity
                                                                          Fund        Fund         Fund        Fund
                                                                      -----------  -----------  ----------  ---------
Net assets available for benefits,
  January 1, 1994                                                       $644,174            -    $161,925    $45,531
                                                                      -----------  -----------  ----------  ---------
Employee contributions                                                    45,058     $      6           -      9,069
Investment income:
  Dividends on Pacific Telesis Group common shares                        28,477            -           -          -
  Interest                                                                   209           31      10,124          4
Net appreciation (depreciation) of investments (Note 6)                 (157,015)     187,202           -      1,056

Transfers of participants' balances, net                                  38,329      (47,353)     (5,314)     5,738
Transfers to/from other plans, net                                      (154,020)     166,249        1,191     1,519
                                                                      -----------  -----------  ----------  ---------
  Total additions (deductions), net                                     (198,962)     306,135       6,001     17,386

  Less:  Distributions to participants (Note 2)                           38,809      (14,977)     13,603      3,630
         Fees                                                                783          609         342        124
                                                                      -----------  -----------  ----------  ---------
Net increase (decrease)                                                 (238,554)     320,503      (7,944)    13,632
                                                                      -----------  -----------  ----------  ---------
Net assets available for benefits,
  December 31, 1994                                                     $405,620     $320,503    $153,981    $59,163
                                                                      ===========  ===========  ==========  =========

The accompanying notes are an integral part of the financial statements.

                                   PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                                                      FOR NONSALARIED EMPLOYEES
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                For the year ended December 31, 1994
                                                       (Dollars in thousands)

                                                                                      Money
                                                                         Bond         Market     Balanced
                                                                         Fund          Fund        Fund         Total
                                                                      -----------   ----------   ---------    ---------
Net assets available for benefits,                                       $14,725      $19,298     $56,159     $941,812
  January 1, 1994
                                                                      -----------  -----------  ----------    ---------
Employee contributions                                                     3,396       13,811      10,312       81,652
Investment income:
  Dividends on Pacific Telesis Group common shares                             -            -           -       28,477
  Interest                                                                     2        1,030           6       11,406
Net appreciation (depreciation) of investments (Note 6)                     (389)           -         931       31,785
Transfers of participants' balances, net                                  (1,898)       3,061       7,437            -
Transfers to/from other plans, net                                           334        1,129       1,885       18,287
                                                                      -----------   ----------   ---------    ---------
  Total additions (deductions), net                                        1,445       19,031      20,571      171,607

  Less:  Distributions to participants (Note 2)                            1,111        4,332       4,939       51,447
         Fees                                                                 41           67         150        2,116
                                                                      -----------   ----------   ---------    ---------
Net increase (decrease)                                                      293       14,632      15,482      118,044
                                                                      -----------   ----------   ---------    ---------
Net assets available for benefits,
  December 31, 1994                                                      $15,018      $33,930     $71,641   $1,059,856
                                                                      ===========   ==========   =========    =========

The accompanying notes are an integral part of the financial statements.


                                   PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                                                      FOR NONSALARIED EMPLOYEES
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                For the year ended December 31, 1993
                                                       (Dollars in thousands)
                                                                        Pacific    Diversified
                                                                        Telesis     Telephone   Guaranteed    CWA/
                                                                         Group      Portfolio    Interest     IBEW      Equity
                                                                      Shares Fund     Fund         Fund       Funds      Fund
                                                                      -----------  -----------  ----------  ---------  ---------

Net assets available for benefits, January 1, 1993                      $486,921      $64,215    $215,210     $1,125          -
                                                                      -----------  -----------  ----------  ---------  ---------
Employee contributions                                                    39,253            -           5          -      8,767
Investment income:
  Dividends on Pacific Telesis Group common shares                        24,466          239           -          -          -
  Interest                                                                   105           41      12,103          6          4
Net appreciation (depreciation) of investments (Note 6)                  111,416       (2,072)          -          2      4,175

Transfers of participants' balances to/from other plans, net              24,344      (61,486)    (48,963)    (1,125)    34,668
                                                                      -----------  -----------  ----------  ---------  ---------
  Total additions (deductions), net                                      199,584      (63,278)    (36,855)    (1,117)    47,614

  Less:  Distributions to participants (Note 2)                           41,418          937      16,133          8      2,004
         Fees                                                                913            -         293          -         79
                                                                      -----------  -----------  ----------  ---------  ---------
Net increase (decrease)                                                  157,253      (64,215)    (53,281)    (1,125)    45,531
                                                                      -----------  -----------  ----------  ---------  ---------
Net assets available for benefits,
  December 31, 1993                                                     $644,174      $     -    $161,929    $     -    $45,531
                                                                      ===========  ===========  ==========  =========  =========

The accompanying notes are an integral part of the financial statements.

                                   PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                                                      FOR NONSALARIED EMPLOYEES
                           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                For the year ended December 31, 1993
                                                       (Dollars in thousands)

                                                                                                  Money
                                                                                      Bond        Market    Balanced     Grand
                                                                                      Fund         Fund       Fund       Total
                                                                                   -----------  ----------  ---------  ---------
Net assets available for benefits, January 1, 1993                                    $     -     $     -    $     -   $767,471
                                                                                   -----------  ----------  ---------  ---------
Employee contributions                                                                  3,884      15,253      9,320     76,482
Investment income:
  Dividends on Pacific Telesis Group common shares                                          -           -          -     24,705
  Interest                                                                                  1         433          4     12,697
Net appreciation (depreciation) of investments (Note 6)                                 1,154           -      5,929    120,604
Transfers of participants' balances and to/from other plans, net                       10,183       6,101     44,184      7,906
                                                                                   -----------  ----------  ---------  ---------
  Total additions (deductions), net                                                    15,222      21,787     59,437    242,394

  Less:  Distributions to participants (Note 2)                                           468       2,448      3,189     66,605
         Fees                                                                              29          41         89      1,444
                                                                                   -----------  ----------  ---------  ---------
Net increase (decrease)                                                                14,725      19,298     56,159    174,345
                                                                                   -----------  ----------  ---------  ---------
Net assets available for benefits,
  December 31, 1993                                                                   $14,725     $19,298    $56,159   $941,816
                                                                                   ===========  ==========  =========  =========

The accompanying notes are an integral part of the financial statements.


        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS

1.  Plan Description
    ----------------

    A.  General

    The Plan was established by Pacific Telesis Group (the "Corporation") to provide a convenient way for eligible employees to save on a regular and long-term basis and to supplement retirement income.

    B.  Employee Contributions and Employing Company Matching Allocations

    Employee Contributions - Nonsalaried employees of the Corporation and its participating subsidiaries (the "Employing Company") are eligible to participate in the Plan after completing one year of service. Basic contributions of up to 6% of pay may be contributed in 1% increments. If the employee has authorized the maximum basic contribution, a supplemental contribution may also be authorized which, when added to the basic contribution, results in a total contribution of not more than 16% of the employee's pay. Basic and supplemental contributions may be made on an after-tax or before-tax basis, as elected by the employee. The employee may change the rate of employee contributions as of the first payroll period ending in any month subject to a maximum of three elections per year. The election must be made at least five days before the beginning of any month to be effective for that month.

    Employee contributions on a before-tax basis are limited to an annual maximum, adjusted for inflation ($9,500 for 1996, $9,240 for 1995 and $8,994 for 1994). Pay eligible for deductions is limited to an annual maximum, adjusted for inflation ($250,000 for 1996, $245,000 for 1995 and $242,280 for 1994).

    Employing  Company Matching  allocations  - Each  participant receives  a matching allocation equal to 66-2/3% of the employee's basic contributions. The Plan and the Pacific Telesis Group Supplemental Retirement and Savings Plan for Salaried Employees incorporate a leveraged employee stock ownership plan called the Pacific Telesis Group Supplemental Retirement and Savings Plan for Salaried and Nonsalaried Employees-Leveraged ESOP (the "LESOP") to provide for Company matching allocations. A matching allocation is not made with respect to supplemental deductions.

    Transfers to/from Other Plans - Nonsalaried employees with less than one year of service may elect to roll over a distribution from another qualified plan to the Plan prior to the time the employee becomes an eligible employee. Participants who retire and elect a cashout from the Pacific Telesis Group Pension Plan may roll over the cashout to the Plan. The amount rolled over will be credited to the employees's account as of the last day of the month in which the rollover was received.

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

1.  Plan Description (Continued)
    ----------------------------

    C.  Investment Directions

    Employees may direct that their payroll deductions be invested in any of the following funds, in 10% increments, with elections totalling 100%:

    (a)   the Company Stock Fund;
    (b)   the Equity Fund;
    (c)   the Bond Fund;
    (d)   the Money Market Fund;
    (e)   the Balanced Fund.

    Employing Company matching allocations under the LESOP are invested only in the ESOP Fund, which is invested in shares of Pacific Telesis Group.

    The Corporation amended the Plan effective January 1, 1993, to offer four new investment options, namely the Money Market Fund, the Bond Fund, the Balanced Fund, and the Equity Fund, and to rename to Guaranteed Interest Fund and the Pacific Telesis Group Shares Fund as the Interest Income Fund and the Company Stock Fund, respectively. In addition, three investment options - the Diversified Telephone Portfolio Fund, the CWA Fund, and the IBEW Fund - were liquidated and their remaining account balances transferred into either into the Company Stock Fund or Money Market Fund, unless elections were made by employees to direct their funds into other available investment options. The Interest Income Fund was closed to new contributions and investment transfers as of December 31, 1992.

    Once in any three-month period, participants can transfer all or a portion of their investment in an investment fund to another permitted investment fund or combination of investment funds. Transfers may be made by telephoning PIN (Participant Inquiry Network) on or before the effective date of transfer (last day of the month). Participants may make transfers among certain funds in 5% increments. However, participants cannot transfer assets to the ESOP Fund. They can transfer assets out of the ESOP Fund after they are at least age 55 with 10 years of participation.

    Effective April 1, 1994, AirTouch Communications, Inc. (ATI) (formerly, PacTel Corporation) and its subsidiaries separated their corporate affiliation with the Corporation and its other subsidiaries. Effective as of March 21, 1994, the record date, each shareowner of Pacific Telesis Group shares became a shareowner of ATI with eligibility to receive one ATI share for each share of Pacific Telesis Group.

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

1.  Plan Description (Continued)
    ----------------------------

    Effective March 31, 1994, the Corporation has amended the Plan to add a new investment fund, the AirTouch Stock Fund. This new fund was established as of the record date and consisted initially of the ATI shares attributable to the shares of Pacific Telesis Group held in the Company Stock Fund and ATI common shares transferred from the LESOP. The Plan will allow fund transfers out of the Air Touch Stock Fund to any other investment fund option, except the Interest Income Fund, as of the end of any month. The once-every-three-months transfer limit described above will continue to apply to the other investment funds. The AirTouch Stock Fund was closed to new contributions and investment transfers on April 1, 1994.

    D.  Vesting and Forfeitures

    Employee deduction accounts are always fully vested and nonforfeitable. Employing Company matching accounts (the Savings Plan's matching account and the LESOP's Savings Match Stock account) are fully vested after a participant either completes three years of service or reaches age 65 while employed. Employing Company matching accounts are also fully vested upon termination of employment due to retirement, disability, death, termination under certain severance pay plans or termination due to layoff.

    The nonvested Employing Company matching accounts are forfeited upon termination of employment or withdrawal of basic deductions made in the current and two preceding years. Generally, an employee may restore any forfeiture caused by a withdrawal or distribution by making a lump sum payment within five years equal to the portion of the distribution or withdrawal attributable to employee deductions and related Employing Company matching allocations amount previously received. Forfeitures are automatically restored if the employee did not receive a distribution upon termination of employment and is reemployed within five years. Forfeitures from the LESOP's Savings Match Stock Accounts are applied toward subsequent matching allocations, and forfeitures, if any, arising from the Savings Plan's matching account are applied to pay trustee fees.

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

1.  Plan Description (Continued)
    ----------------------------

    E.  Withdrawals and Distributions

    In-Service Withdrawals - Once in any six-month period, a participant while still employed may elect to withdraw all or part of his or her account as follows:

    o The value of after-tax supplemental deductions, after-tax basic deductions made more than two calendar years before the year of withdrawal, vested Employing Company matching allocations made more than two calendar years before the year of withdrawal, and rollover contributions may be withdrawn without penalty. After-tax basic deductions made in the current and two preceding plan years may be withdrawn only in a total withdrawal of available after-tax accounts and before-tax Employing Company matching allocations. If a total withdrawal is made, the value of the nonvested Employing Company matching allocations will be forfeited and Employing Company matching allocations will be suspended for six months following the withdrawal date. However, participants may continue their own deductions during the suspension period. A partial withdrawal must be a minimum of $300 and a multiple of $50. Employees do not need to specify the actual dollar amount of a total after-tax withdrawal.

    o The value of before-tax deductions and the value of vested Employing Company matching allocations may be withdrawn, in total or in a partial withdrawal of at least $300 and a multiple of $50, by employees who have attained age 59-1/2. If before-tax basic deductions are withdrawn, the value of any nonvested before-tax Employing Company matching allocations are forfeited. However, before-tax deductions may not be withdrawn by employees who have not yet attained age 59-1/2 except in the event of a hardship created by the purchase cost of a primary residence, current year expenses of post-secondary education, eviction or foreclosure on a principal residence, room and board, unreimbursed medical expenses, and certain federal and state income taxes attributable to post-1992 hardship withdrawals. The employee must demonstrate that no other resources are available to meet the need, and the reason given and amount requested must be approved by the Savings Plans Committee. A hardship withdrawal must be at least $300 and a multiple of $50. Post-1988 earnings on employee before-tax deductions are not available for hardship withdrawal.

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

1.  Plan Description (Continued)
    ----------------------------

    Distribution upon Termination of Employment - A participant who has terminated employment is entitled to a distribution of his or her vested accounts as follows:

    o If the employee terminated employment for reasons other than retirement on a service pension or disability, the employee may elect to receive a distribution in a single sum payment at any time between termination and attainment of age 65. However, if the employee's vested account has a value of less than $3,500, the account is distributed automatically following termination of employment.

    o If the employee terminates employment on account of retirement on a service pension or disability, the employee may elect to receive a distribution in a single sum payment or in annual installments over a period of years not to exceed the employee's life expectancy, commencing at any time between termination of employment and April 1 following the attainment of age 70-1/2. Participants on leaves of absence after expiration of short-term disability benefits are treated as though their employment has terminated and they are eligible for a distribution.

    o Effective January 1, 1993, an employee who terminates for any reason may elect to transfer all or part of his or her account, except for the amount of the employee's after-tax contributions, installment payments that are part of a series that extends over 10 or more years, and distributions required after age 70-1/2, from the Plan to another qualified plan or to an Individual Retirement Account (IRA), in a trustee to trustee transfer, in lieu of receiving a direct distribution.

    Distribution Upon Death - The designated beneficiary or beneficiaries of participants who die before the effective date of the distribution will receive the entire amount of the decreased participant's vested accounts, as soon as practicable after the participant's death, in a single sum payment, or in certain circumstances, in two annual installments.

    Age 70-1/2 Distributions During Employment - Employees who remain employed after attaining age 70-1/2 will automatically receive distributions in annual installments beginning not later than April 1 of the following year.

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

1.  Plan Description (Continued)
    ----------------------------

    Form of Payment - Distributions as well as withdrawals are valued as of the end of the month they are requested (some exceptions apply). Withdrawals and distributions are made in cash, except a participant or beneficiary may choose to receive cash or shares from amounts invested in the Company Stock Fund or in the ESOP Fund. Effective March 31, 1994, a participant or beneficiary may also choose to receive cash or shares from amounts invested in the AirTouch Stock Fund.

    F.  Tax Consequences of Participation

    Employees may designate their basic and supplemental deductions as before-tax or after-tax, or as a combination of both. The before-tax basic and supplemental deductions are intended as contributions under a salary deferral arrangement qualified under Section 401(k) of the Internal Revenue Code. Under such an arrangement, the employee's before-tax deductions are considered a reduction in taxable compensation and are treated as employer contributions to the Plan (rather than employee contributions). Before-tax deductions reduce the employee's W-2 compensation for federal income tax purposes and for the income tax purposes of California and most other states. However, withdrawals of before-tax contributions are subject to severe restrictions while the employee is in-service (see "Withdrawals and Distributions").

    Employees will not have taxable income as a result of Employing Company contributions (including the employee's before-tax deductions that are treated as employer contributions or allocations) or earnings on Plan assets before the amounts are distributed from the Plan. When a distribution is received from the Plan other than in a direct rollover transfer, it may be partially or fully subject to federal and state income taxes depending on the extent it represents a return of the employee's after-tax contributions and on whether the participant elects to receive shares of appreciated stock. In addition to any regular income tax that may be due, a 10% additional federal tax (and a similar 2-1/2% additional California tax) generally applies to the taxable amount of distributions received prior to age 59-1/2 to the extent they are not rolled over to another qualified plan or an IRA.

    Five- or ten-year  averaging may  be available in  some circumstances  to
    determine  the  income  tax   on  the  taxable  portion  of  a  lump  sum
    distribution but only if no part of the distribution is rolled over.

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

2.  Summary of Accounting Policies
    ------------------------------

    Investments are carried at their estimated fair values or contract values determined as follows:

    o Pacific Telesis Group common shares in the Company Stock Fund and the ESOP Fund, and ATI common shares in the AirTouch Stock Fund are valued at the last published sales prices at the end of each Plan year as reported on the composite tape of the New York Stock Exchange.

    o The Plan's investments in the Bond Fund, Money Market Fund, Balanced Fund, and Equity Fund are stated at the fair values of the total units of participation held by the Plan in each of these trust funds. The fair values of the units of participation held by the Plan are established by Bankers Trust Company, the Plan's trustee, and reflect the market values of each fund's underlying assets, as reported by the investment manager, State Street Global Advisors, a subsidiary of State Street Bank and Trust. The Bond Fund invests primarily in long-term obligations, including U.S. Government and government agency debts, and corporate bonds; the Money Market Fund invests primarily in short-term debts of U.S. Government agencies and corporations; the Balanced Fund invests in a predetermined mix of large U.S. and international company stocks, high quality bonds, and money market instruments; the Equity Fund invests primarily in a broad mix of U.S. company common stocks.

    o The Plan's investments in the Interest Income Fund are valued at the amount of contributed principal plus reinvested interest less distributions. The Interest Income Fund invests in contracts with insurance companies, banks or other financial institutions, savings accounts, certificates of deposit, obligations of the United States government or other credit worthy organizations, commercial paper, corporate bond or other debt obligations, as well as other fixed income investments (subject to any guidelines adopted by the Corporation) which guarantee by agreement the repayment of principal plus interest. The Plan has adopted the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 94-4, Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined-Contribution Pension Plans for the year ended December 31, 1995. Under SOP 94-4, the Plan should report fully benefit-responsive investment contracts at contract value, which may or may not be equal to fair value and all other investment contracts at fair value. The Plan investments in the Interest Income Fund were carried at fair value at December 31, 1994 and contract value at December 31, 1995. There was no impact to the change in accounting for the Interest Income Fund because at December 31, 1995 and 1994, contract value and fair value of such contracts were equivalent.

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

2.  Summary of Accounting Policies (Continued)
    ------------------------------

    In accordance with the accounting policy of stating investments at fair value, net unrealized appreciation (depreciation), in addition to realized gains and losses, is included in the net change in appreciation (depreciation) of investments presented in the accompanying financial statements, where appropriate for the asset being valued.

    Dividend income is recorded on the ex-dividend date. Interest earned on investments is recorded on the accrual basis.

    Purchases and sales of securities are reflected as of the trade date.

    In accordance with Generally Accepted Accounting Principles, amounts allocated to accounts of participants who have elected to withdraw from the Plan but who were not paid as of the year-end are excluded from net assets available for benefits with fund information.

    The Department of Labor requires these amounts to be reported as a liability on the Form 5500. The following reconciles net assets available for benefits between these financial statements and the Form 5500 as December 31 (dollars in thousands):
                                                    1995           1994
                                                -----------    -----------

       Net assets available for plan
            benefits per financial statements   $1,167,237     $1,059,856
       Benefits due for participant
            withdrawal/distribution                (34,719)       (36,555)
                                                -----------    -----------
       Net assets available for Plan
            benefits per Form 5500              $1,132,518     $1,023,301
                                                ===========    ===========

    Similarly, the 1995 distributions to participants amount reflected in the statement of changes in net assets available for benefits is reconciled to the Form 5500 as follows (dollars in thousands):
                                                                   1995
                                                               -----------
       Distributions to participants per
            financial statements                                 $122,566
       Benefits due:
            Beginning of year                                     (36,555)
            End of year                                            34,719
                                                               -----------
       Distributions to participants per Form 5500               $120,730
                                                               ===========

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)
3.  Participant Accounts
    --------------------

    Employee  deductions  are credited  to  the employees'  before  tax basic account, before tax supplemental account, after-tax basic account and after-tax supplemental account, as appropriate. Employer matching contributions made for the periods before March 1, 1990 were credited to after-tax company account and before-tax company account, as appropriate. Thereafter, the employer matching contributions are made through the LESOP.

    An employee's interest in the accounts is represented by units of participation ("Units") in each investment fund in which the employee participates. Monthly, a participant's account is credited with Units in each fund to which the participant's payroll deductions have been directed. The number of Units credited is based upon each respective fund's current Unit value which is determined as of the end of each month. A fund's Unit value is based upon the fair value of the underlying assets and will reflect any unrealized appreciation or depreciation of the fund's assets. The determination of the end of month Unit values also results in an allocation to the participant's account of a proportionate share of the monthly earnings (or losses) of each fund based upon the extent of the employee's participation (number of Units held) relative to the number of Units held by all participants in the respective fund.
    The number  and value  of Units  at December 31,  1995 and  1994 were  as follows:
                                                December 31, 1995
                                                -----------------
                                        Number of Units
                                        (in thousands)   Value per Unit
                                        ---------------  --------------
    Company Stock Fund                    100,687           $4.5707
    AirTouch Stock Fund                    79,236           $3.3284
    Equity Fund                            69,579           $1.5232
    Interest Income Fund                   28,332           $4.9375
    Bond Fund                              16,404           $1.2531
    Money Market Fund                      38,667           $1.1424
    Balanced Fund                          68,634           $1.4276

                                                December 31, 1994
                                                -----------------
                                        Number of Units
                                        (in thousands)   Value per Unit
                                        ---------------  --------------
    Company Stock Fund                     108,041          $3.6277
    AirTouch Stock Fund                     89,866          $3.4559
    Equity Fund                             51,331          $1.1122
    Interest Income Fund                    32,263          $4.6237
    Bond Fund                               13,646          $1.0576
    Money Market Fund                       29,634          $1.0707
    Balanced Fund                           60,045          $1.1384

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

4.  Participation by Investment Direction
    -------------------------------------

    The number of active employees contributing to the Plan as of December 31, 1995 and 1994 by each investment direction were as follows:

                                                            December 31,
                                                        -----------------
                                                          1995      1994
                                                        -------   -------
    Entirely in the Company Stock Fund                   8,385     10,375
    Entirely in the Equity Fund                            686        404
    Entirely in the Bond Fund                               68         79
    Entirely in the Money Market Fund                    2,615      2,975
    Entirely in the Balanced Fund                          768        775
    10% increments totalling 100% in the Company Stock
      Fund and the Equity Fund                           1,039      1,001
    10% increments totalling 100% in the Company Stock
      Fund and the Money Market Fund                     3,870      4,499
    10% increments totalling 100% in the Company Stock
      Fund and the Bond Fund                               186        237
    10% increments totalling 100% in the Company Stock
      Fund and the Balanced Fund                         1,010      1,229
    10% increments totalling 100% in the Equity Fund
      and the Money Market Fund                            109         71
    10% increments totalling 100% in the Equity Fund
      and the Bond Fund                                    205        218
    10% increments totalling 100% in the Equity Fund
      and the Balanced Fund                              1,567      1,076
    10% increments totalling 100% in the Money Market
      and the Bond Fund                                     54         51
    10% increments totalling 100% in the Money Market
      and the Balanced Fund                                142        151
    10% increments totalling 100% in the Bond Fund
      and the Balanced Fund                                 97        118
    10% increments totalling 100% in the Company Stock
      Fund, the Equity Fund and Money Market Fund          204        193
    10% increments totalling 100% in the Company Stock
      Fund, the Equity Fund and the Bond Fund              296        321
    10% increments totalling 100% in the Company Stock
      Fund, the Equity Fund and the Balanced Fund        1,809      1,719
    10% increments totalling 100% in the Company Stock
      Fund, the Money Market Fund and the Bond Fund        117        111
    10% increments totalling 100% in the Company Stock
      Fund, the Money Market Fund and the Balanced Fund    214        243
    10% increments totalling 100% in the Company Stock
      Fund, the Bond Fund and the Balanced Fund            175        213

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                        NOTES TO FINANCIAL STATEMENTS
                                 (CONTINUED)

4.  Participation by Investment Direction (Continued)
    -------------------------------------------------
                                                           December 31,
                                                        -----------------
                                                         1995      1994
                                                        -------   -------
    10% increments totalling 100% in the Equity Fund,
      the Money Market Fund and the Bond Fund               88         79
    10% increments totalling 100% in the Equity Fund,
      the Money Market Fund and the Balanced Fund          221        164
    10% increments totalling 100% in the Equity Fund,
      the Bond Fund and the Balanced Fund                  579        438
    10% increments totalling 100% in the Money Market
      Fund, the Bond Fund and the Balanced Fund             65         69
    10% increments totalling 100% in the Company Stock
      Fund, the Equity Fund, the Money Market Fund
      and the Bond Fund                                    129        117
    10% increments totalling 100% in the Company Stock
      Fund, the Equity Fund, the Money Market Fund
      and the Balanced Fund                                320        273
    10% increments totalling 100% in the Company Stock
      Fund, the Equity Fund, the Bond Fund and the
      Balanced Fund                                        738        755
    10% increments totalling 100% in the Company Stock
      Fund, the Money Market Fund, the Bond Fund and
      the Balanced Fund                                     59         65
    10% increments totalling 100% in the Equity Fund,
      the Money Market Fund, the Bond Fund and the
      Balanced Fund                                        332        230
    10% increments totalling 100% in the Company Stock
      Fund, the Equity Fund, the Money Market Fund,
      the Bond Fund and the Balanced Fund                1,136        930
                                                        -------   -------
    Total Employees Contributing                        27,283     29,179
                                                        =======   =======


5.  Tax Status
    ----------

    The Internal Revenue Service issued a determination letter on May 16, 1996, stating that the Plan, as amended effective April 1, 1994, meets the requirements of a qualified plan under Sections 401(a) and 401(k) of the Internal Revenue Code (the "Code") and is exempt from federal income taxes under Section 501(a) of the Code. There have been no amendments since April 1, 1994.

                                   PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                                                      FOR NONSALARIED EMPLOYEES
                                              NOTES TO FINANCIAL STATEMENTS (Continued)

6.     Net Appreciation (Depreciation) of Investments
       ----------------------------------------------
       During the years ended December 31, 1995, 1994 and 1993, the net appreciation (depreciation) of investments, including both net realized and unrealized amounts, was as follows (Dollars in thousands):
                                                                                 Diversified
                                                                         Company   AirTouch   Telephone     Interest      CWA/
                                                                         Stock       Stock    Portfolio      Income       IBEW
                                                                         Fund         Fund       Fund         Fund       Funds
                                                                     -----------  ----------  ----------    --------    --------
       1995
       ----
       Common Stock                                                    $ 68,635    $(10,420)   $      -      $    -     $     -
       Bank Common and Commingled Trust Funds                                 -           -           -           -           -
       Insurance Contracts                                                    -           -           -           -           -
                                                                     -----------  ----------  ----------    --------    --------
            Net Appreciation (Depreciation)                            $ 68,635    $(10,420)   $      -      $    -     $     -
                                                                     ===========  ==========  ==========    ========    ========
       1994
       ----
       Common Stock                                                   $(157,015)   $187,202    $      -      $    -     $     -
       Bank Common and Commingled Trust Funds                                 -           -           -           -           -
       Insurance Contracts                                                    -           -           -           -           -
                                                                     -----------  ----------  ----------    --------    --------
            Net Appreciation (Depreciation)                           $(157,015)   $187,202    $      -      $    -     $     -
                                                                     ===========  ==========  ==========    ========    ========
       1993
       ----
       Common Stock                                                    $111,416    $      -    $ (2,072)   $      -      $    2
       Bank Common and Commingled Trust Funds                                 -           -           -           -           -
       Insurance Contracts                                                    -           -           -           -           -
                                                                     -----------   ---------  ----------  ----------    --------
            Net Appreciation (Depreciation)                            $111,416    $      -    $ (2,072)   $      -      $    2
                                                                     ===========   =========  ==========    ========    ========

                                   PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                                                      FOR NONSALARIED EMPLOYEES
                                              NOTES TO FINANCIAL STATEMENTS (Continued)

6.     Net Appreciation (Depreciation) of Investments
       ----------------------------------------------

       During the years ended December 31, 1995, 1994 and 1993, the net appreciation (depreciation) of investments, including both net realized and unrealized amounts, was as follows (Dollars in thousands):
                                                                                                 Money
                                                                        Equity       Bond        Market    Balanced
                                                                         Fund        Fund         Fund        Fund       Total
                                                                     -----------  ----------  ----------  ----------  ----------
       1995
       ----
       Common Stock                                                    $      -    $      -    $      -     $     -     $58,215
       Bank Common and Commingled Trust Funds                            23,650        2,929          -      18,421      45,000
       Insurance Contracts                                                    -           -           -           -           -
                                                                     -----------  ----------  ----------  ----------  ----------
            Net Appreciation (Depreciation)                             $23,650     $  2,929   $      -     $18,421    $103,215
                                                                     ===========  ==========  ==========  ==========  ==========
       1994
       ----
       Common Stock                                                    $      -    $      -    $      -     $     -    $ 30,187
       Bank Common and Commingled Trust Funds                             1,056        (389)          -         931       1,598
       Insurance Contracts                                                    -           -           -           -           -
                                                                     -----------  ----------  ----------  ----------  ----------
            Net Appreciation (Depreciation)                            $  1,056     $  (389)   $      -     $   931    $ 31,785
                                                                     ===========  ==========  ==========  ==========  ==========
       1993
       ----
       Common Stock                                                    $      -    $      -    $      -     $     -    $109,346
       Bank Common and Commingled Trust Funds                             4,175       1,154           -       5,929      11,258
       Insurance Contracts                                                    -           -           -           -           -
                                                                     -----------  ----------  ----------  ----------  ----------
            Net Appreciation (Depreciation)                            $  4,175    $  1,154    $      -     $ 5,929    $120,604
                                                                     ===========  ==========  ==========  ==========  ==========

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
                  NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Plan Termination
    ----------------

    The Corporation, by action of the Board of Directors, may at any time terminate the making of deductions from pay of all participating employees and of contributions by the Employing Company in connection with the Plan. If at any time the current or accumulated profits of the Corporation and of the Subsidiaries of the Corporation which are joined (or could be joined) with it in a consolidated federal income tax return shall be less than twice the combined contributions of all such companies under the Plan and the Savings Plans since the preceding January 1, the making of deductions from pay of all participating employees in the Plan and of contributions by the Employing Company shall be terminated. No termination shall have the effect of diverting the amounts held by the Trustee for purposes other than as provided in the Plan.

8.  LESOP Provisions of the Plan
    ----------------------------

    See LESOP notes to financial statements under Plan Description Section A. General and Section C. Participant Accounts.

9.  Related Party Transactions
    --------------------------

    Trustee fees, other than fees attributable to the LESOP Savings Match Accounts, are charged to the applicable Plan fund or prorated among all Plan funds, except the LESOP fund, as appropriate. Investment manager fees, fees charged by financial institutions in connection with the investment of any funds under the Plan, and certain administrative fees applicable to the Plan are charged to the applicable Plan fund(s). Brokerage fees, transfer taxes and other expenses incident to the purchase or sale of securities are considered part of the cost of the securities or a reduction in the sales price. Trustee fees and certain administrative fees with respect to the LESOP fund are paid by the Employing Company.

10.  Subsequent Event
     ----------------
     On  April  1,  1996,  the   Corporation  and  SBC  Communications,  Inc.
     announced a definitive agreement under which the Corporation will become a wholly-owned subsidiary of SBC Communications Inc. The merger agreement must be approved by the shareholders of the Corporation and SBC. In addition, the merger must be approved by several governmental agencies. Under the terms of the agreement, on the effective date of the merger, each share of common stock of the Corporation will be converted into the right to receive, and become exchangeable for, 0.733 of share of SBC common stock, subject to adjustment in the event of certain contingencies. The shares of stock of the Corporation held under the Plan in the Company Stock Fund and the ESOP Fund will be subject to these and other terms of the agreement.

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES



                                                December 31, 1995
                                     --------------------------------------
COMPANY STOCK FUND                   Percent  Number of
(Dollars and shares in thousands)      of     Shares or
                                     Fund Net Principal             Fair
Name of Issuer and Title of Issue     Assets    Amount     Cost     Value
- ---------------------------------    -------- --------- --------- ---------
Pacific Telesis Group common
  shares*                              97.1% 13,739 shs  $315,488 $460,264
Bankers Trust Pyramid
  Discretionary Cash Fund               2.1%     $9,916     9,916    9,916
                                     --------           --------- ---------
  Total Company Stock Fund             99.2%             $325,404 $470,180
                                     ========           --------- ---------

AIRTOUCH STOCK FUND
(Dollars and units in thousands)
                                              December 31, 1995
                                    ---------------------------------------
                                     Percent Number of
                                       of     Units or
                                    Fund Net Principal              Fair
Name of Issuer and Title of Issue    Assets    Amount     Cost      Value
- ---------------------------------   -------- --------- ---------  ---------
AirTouch Communications common
  shares*                             99.0%   9,558 shs $138,244  $268,833
Bankers Trust Pyramid
  Discretionary Cash Fund              1.0%     $3,936     3,936     3,936
                                    --------            --------  ---------
Total Equity Fund                    100.0%             $142,180  $272,769
                                    ========            --------  ---------

EQUITY FUND
(Dollars and units in thousands)
                                              December 31, 1995
                                    ---------------------------------------
                                     Percent Number of
                                       of     Units or
                                    Fund Net Principal              Fair
Name of Issuer and Title of Issue    Assets    Amount     Cost      Value
- ---------------------------------   -------- --------- ---------  ---------
State Street S&P 500 Fund*            95.7%   1,077 unt  $76,819  $104,551
Bankers Trust Pyramid
  Discretionary Cash Fund              2.1%     $2,302     2,302     2,302
                                    --------            --------  ---------
Total Equity Fund                     97.8%              $79,121  $106,853
                                    ========            --------  ---------

(*  See footnote on page 35.)

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES



                                               December 31, 1995
                                     --------------------------------------
BOND FUND                           Percent    Number of
(Dollars and units in thousands)      of        Units or
                                    Fund Net   Principal             Fair
Name of Issuer and Title of Issue    Assets      Amount     Cost     Value
- ---------------------------------   --------   --------- --------- ---------
State Street Bond Fund                97.2%    1,555 unt   $17,266  $20,587
Bankers Trust Pyramid
  Discretionary Cash Fund              2.7%         $570       570      570
                                    --------             --------- ---------
  Total Bond Fund                     99.9%                $17,836  $21,157
                                    ========             --------- ---------


MONEY MARKET FUND
(Dollars and units in thousands)
                                              December 31, 1995
                                    ---------------------------------------
                                     Percent   Number of
                                       of       Units or
                                    Fund Net   Principal             Fair
Name of Issuer and Title of Issue    Assets      Amount     Cost     Value
- ---------------------------------   --------   --------- --------- ---------

State Street Money Market              94.8%  43,740 unt   $43,740  $43,739
Bankers Trust Pyramid
  Discretionary Cash Fund               3.9%      $1,779     1,779    1,779
                                    --------              -------- ---------
Total Money Market Fund                98.7%               $45,519  $45,518
                                    ========              -------- ---------


                                               December 31, 1995
                                     --------------------------------------
BALANCED FUND                        Percent  Number of
(Dollars and units in thousands)       of      Units or
                                     Fund Net Principal             Fair
Name of Issuer and Title of Issue     Assets    Amount     Cost     Value
- ---------------------------------    -------- --------- --------- ---------
State Street Balanced Fund*            96.4%  6,505 unt   $73,580  $97,438
Bankers Trust Pyramid
  Discretionary Cash Fund               2.1%     $2,158     2,158    2,158
                                     --------           --------- ---------
  Total Balanced Fund                  98.5%              $75,738  $99,596
                                     ========           --------- ---------

(*  See footnote on page 35.)

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
    ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES (Continued)



INTEREST INCOME FUND
(Dollars and shares in thousands)            December 31, 1995
                                    ---------------------------------------
                                    Percent
                                      of
   Name of Issuer, Maturity                  Fund Net  Principal
                                                                  Contract
  Date and Rate of Interest         Assets   Amount      Cost        Value
- ---------------------------------  -------- --------- ---------  ----------
Contracts with insurance
  companies and banks:
Citibank (12/31/97) 5.0%              12.2%  $17,529    $17,529    $17,529
Lotsoff Capital Management
  (06/30/00) 6.7%                     10.7%   15,395     15,395     15,395
Metropolitan Life Insurance
  Company (12/31/97) 7.3%              7.0%   10,130     10,130     10,130
Principal Mutual
  (12/31/98) 5.6%                      5.3%    7,628      7,628      7,628
Prudential Asset Management
  Group (12/31/96) 7.9%                6.7%    9,644      9,644      9,644
Allstate Life Insurance Company
  (06/30/96) 9.1%                      5.6%    7,979      7,979      7,979
John Hancock Mutual Life Insurance
  (12/31/96) 6.5%                      5.2%    7,448      7,448      7,448
Prudential Asset Management Group
  (06/30/99) 7.6%                     10.6%   15,230     15,230     15,230
CNA Insurance Company
  (06/30/99) 6.75%                     6.3%    9,018      9,018      9,018
Allstate Life Insurance Company
  (07/05/00) 6.8%                      6.7%    9,700      9,700      9,700
Life Insurance Co. of Georgia
  (12/31/97) 7.0%                      6.3%    9,126      9,126      9,126
American International Life
  (06/30/97) 6.7%                      4.2%    6,040      6,040      6,040
Provident National Assurance
  Company (01/02/98) 6.6%              7.0%   10,040     10,040     10,040
                                   --------           ---------   ---------
  Total contracts with insurance
      companies and banks             93.8%  134,907    134,907    134,907
                                   --------           ---------   ---------
  Bankers Trust Pyramid
    Discretionary Cash Fund            5.9%    8,412      8,412      8,412
                                   --------           ---------   ---------
  Total Interest Income Fund          99.7%  143,319    143,319    143,319
                                   ========           =========   =========
GRAND TOTAL                           99.3%            $829,117 $1,159,392
                                   ========           ==========  =========

        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN
                          FOR NONSALARIED EMPLOYEES
    ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES (Continued)




- ---------------

Percentages represent the item's fair value as a percent of the applicable fund's Net Assets Available for Benefits at December 31, 1995.

 * Investment represents 5% or more of the total Net Assets Available for Benefits at December 31, 1995.

                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                           ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                                                For the Year Ended December 31, 1995
                                                       (Dollars in thousands)
                                                                                                      Current Value
                                                                                                       of Asset on     Net
                                   Description          Number of     Purchase   Selling    Cost of    Transaction    Gain/
Identity of Party Involved          of Assets          Transactions    Price      Price      Asset         Date       (Loss)
- --------------------------    ----------------------   ------------   --------   --------   --------   ------------  -------
Bankers Trust Pyramid         Short-term
  Discretionary Fund            Investments                472             N/A  $228,603   $228,603           N/A          -

Pacific Telesis Group         Pacific Telesis Group
  Common Shares                 Common Shares               45             N/A   $64,093    $48,662           N/A    $15,431

Bankers Trust Pyramid         Short-Term Investments
  Discretionary Fund                                       448        $231,117       N/A        N/A      $231,117        N/A

Pacific Telesis Group         Pacific Telesis Group
  Common Shares                 Common Shares               60         $74,027       N/A        N/A       $74,027        N/A



Note:   The above transactions exceed, individually or in the aggregate for a series of transactions involving the same person, or securities of the same issue 5% of the Plan net assets available for benefits at the beginning of the
        Plan year, January 1, 1995.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Savings Plans Committee has duly caused this annual report to be signed by the undersigned thereunto duly authorized.





                                 PACIFIC TELESIS GROUP SUPPLEMENTAL
                                  RETIREMENT AND SAVINGS PLAN
                                  FOR NONSALARIED EMPLOYEES





                                  By Savings Plans Committee



                                By:/s/ R. P. McGahan
                                   -------------------------------
                                   R. P. McGahan
                                   Member of the Committee






Dated:  June 26, 1996